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                                                                      EXECUTION

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                           LEHMAN BROTHERS BANK, FSB,

                                     SELLER


                                       and


                    STRUCTURED ASSET SECURITIES CORPORATION,

                                    PURCHASER



                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                           Dated as of October 1, 2001



                     Amortizing Residential Collateral Trust
              (Mortgage Pass-Through Certificates, Series 2001-BC6)


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                                Table of Contents
                                                                            Page
                                                                            ----

ARTICLE I. CONVEYANCE OF MORTGAGE LOANS........................................3

   Section 1.01.   Sale of Mortgage Loans......................................3
   Section 1.02.   Delivery of Documents.......................................5
   Section 1.03.   Review of Documentation.....................................5
   Section 1.04.   Representations and Warranties of the Bank..................5
   Section 1.05.   Grant Clause...............................................17
   Section 1.06.   Assignment by Depositor....................................17

ARTICLE II. MISCELLANEOUS PROVISIONS..........................................18

   Section 2.01.   Binding Nature of Agreement; Assignment....................18
   Section 2.02.   Entire Agreement...........................................18
   Section 2.03.   Amendment..................................................18
   Section 2.04.   Governing Law..............................................19
   Section 2.05.   Severability of Provisions.................................19
   Section 2.06.   Indulgences; No Waivers....................................19
   Section 2.07.   Headings Not to Affect Interpretation......................19
   Section 2.08.   Benefits of Agreement......................................19
   Section 2.09.   Counterparts...............................................19


SCHEDULES

SCHEDULE A        Transferred Mortgage Loan Schedule (including Prepayment
                  Charge Schedule)

SCHEDULE B        Originated Mortgage Loan Schedule (including Prepayment Charge
                  Schedule)

EXHIBIT A         Certain Defined Terms

EXHIBIT B         Form of Transfer Supplement


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         This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of October
1, 2001 (the "Agreement"), is executed by and between Lehman Brothers Bank, FSB (the "Bank"), and Structured Asset Securities Corporation (the "Depositor").

         All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of October 1, 2001, among the Depositor, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Bank One, National Association, as trustee (the "Trustee").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Bank is a party to the following mortgage loan sale and servicing agreements or mortgage loan purchase, warranties and servicing agreements (each a "Transfer Agreement," and together the "Transfer Agreements"), pursuant to which the Bank has purchased or received from certain transferors (each a "Transferor," and together the "Transferors"), certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Transferred Mortgage Loans"):

                  1. Master Agreement, dated October 26, 2000, between the Bank, as purchaser, and Wendover Financial Services Corporation, as seller.

                  2. Mortgage Loan Purchase and Warranties Agreement, dated September 28, 2001, between The Lending Group, as seller, and the Bank, as purchaser.

                  3. Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 1999, between the Bank, as purchaser, and Fieldstone Mortgage Company, as seller.

                  4. Mortgage Loan Purchase Agreement, dated as of July 1, 2000, between the Bank, as purchaser, and Fieldstone Mortgage Company, as seller.

                  5. Mortgage Loan Purchase and Warranties Agreement, dated as of May 23, 2001, between Home Loan Corporation, d.b.a. Expanded Mortgage Credit, as seller, and the Bank, as purchaser.

                  6. Mortgage Loan Purchase and Warranties Agreement, dated as of July 10, 2001, between Centex Home Equity Corporation, as seller, and the Bank, as purchaser.

                  7. Purchase and Warranties Agreement, dated as of October 26, 1999, between Long Beach Mortgage Company, as seller, and the Bank, as purchaser.

                  8. Seller's Warranties and Servicing Agreement, dated as of September 1, 1999, between the Bank, as purchaser, and Option One Mortgage Corporation, as seller.

                  9. Mortgage Loan Purchase and Warranties Agreement, dated as of December 15, 1999, between Ameriquest Mortgage Company, as seller, and the Bank, as purchaser.

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                  10. Mortgage Loan Purchase and Warranties Agreement, dated as of April 23, 2001, between WMC Mortgage Corp., as seller, and the Bank, as purchaser.

                  11. Mortgage Loan Purchase and Warranties Agreement, dated as of May 23, 2001, by and among First Greensboro Home Equity, Inc., as seller, Centura Banks, Inc., as seller, and the Bank, as purchaser.

                  12. Mortgage Loan Purchase and Warranties Agreement, dated as of February 28, 2001, among The CIT Group/Consumer Finance, Inc., as seller, The CIT Group/Consumer Finance (NY), as seller, The CIT Group/Consumer Finance (TN), and the Bank, as purchaser.

                  13. Seller's Warranties and Servicing Agreement, dated as of March 1, 2000, between the Bank, as purchaser, and Wells Fargo Home Mortgage, Inc. (formerly known as Norwest Mortgage, Inc.), as seller (for Adjustable and Fixed Rate Mortgage Loans (DAcc 2000-W02)).

                  14. Seller's Warranties and Servicing Agreement, dated as of December 1, 2000, between the Bank, as purchaser, and Wells Fargo Home Mortgage, Inc., as seller (for Adjustable and Fixed Rate Mortgage Loans (WFMR 2000-W07)).

                  15. Flow Purchase and Warranties Agreement, dated as of March 10, 2000 between the Bank, as purchaser and BNC Mortgage, Inc., as seller (for fixed and adjustable rate mortgage loans).

         WHEREAS, the Bank has originated certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule B (the "Originated Mortgage Loans," and together with the "Transferred Mortgage Loans," the "Mortgage Loans"):

         WHEREAS, the Bank is a party to the following servicing agreements (collectively, the "Servicing Agreements") pursuant to which the Mortgage Loans are serviced by the various Servicers:

                  1. Servicing Agreement dated as of October 1, 2001, between the Bank, as seller, Lehman Brothers Holdings Inc., as seller, Aurora Loan Services Inc., as servicer, and the Master Servicer;

                  2. Servicing Agreement dated as of October 1, 2001, among the Bank, as seller, Lehman Brothers Holdings Inc., as seller, Option One Mortgage Corporation, as servicer, and the Master Servicer;

                  3. Reconstituted Servicing Agreement dated as of October 1, 2001, among the Bank, as seller, Lehman Brothers Holdings Inc., as seller, Ocwen Federal Bank FSB, as servicer, and the Master Servicer reconstituting the Residential Flow Servicing Agreement, between Ocwen Federal Bank FSB and Lehman Brothers Holdings Inc.;

                  4. Reconstituted Servicing Agreement dated as of October 1, 2001, among the Bank, as seller, Lehman Brothers Holdings Inc., as seller, Wells Fargo Home Mortgage, Inc., as servicer, and the Master Servicer, reconstituting the Seller's Warranties and Servicing Agreement between the Bank and Wells Fargo Home Mortgage, Inc., dated as of March 1, 2000 (for adjustable and fixed rate mortgage loans (DAcc-WO2)); and

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                  5. Reconstituted Servicing Agreement dated as of October 1,
         2001, among the Bank, as seller, Lehman Brothers Holdings Inc., as seller, Countrywide Home Loans, Inc., as servicer, and the Master Servicer, reconstituting the Servicing Agreement dated as of January 29, 2001 (for Fixed and Adjustable Rate Mortgage Loans - Group FF-2001-1), between the Lehman Brothers Holdings Inc. and Countrywide Home Loans, Inc.

         WHEREAS, the Bank desires to sell, without recourse, all of its rights, title and interest in and to the Initial Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreements and the Servicing Agreements, other than any servicing rights retained by the Bank hereunder, and to delegate all of its obligations thereunder, to the Depositor; and

         WHEREAS, the Depositor intends to purchase additional mortgage loans (the "Subsequent Mortgage Loans," and together with the Initial Mortgage Loans, the "Mortgage Loans") from the Bank and to transfer the Subsequent Mortgage Loans to the Trust during the Pre-Funding Period (as defined in the Trust Agreement).

         WHEREAS, the Bank and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

         NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Depositor agree as follows:


                                   ARTICLE I.

                          CONVEYANCE OF MORTGAGE LOANS

         Section 1.01. Sale of Mortgage Loans.

         (a) Sale of Initial Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Bank does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Bank in and to the Initial Mortgage Loans. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Initial Mortgage Loans on or after October 1, 2001, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, all Prepayment Charges received on or with respect to the Initial Mortgage Loans on or after October 1, 2001, together with all of the Bank's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Bank's rights under any Insurance Policies relating to the Initial Mortgage Loans, and the Bank's security interest in any collateral pledged to secure the Initial Mortgage Loans, including the Mortgaged Properties and any proceeds of the foregoing.

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         Concurrently with the execution and delivery of this Agreement, the
Bank hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement and each Servicing Agreement, other than any servicing rights thereunder, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Initial Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $162,727,700.20. The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Bank under each Transfer Agreement and each Servicing Agreement, other than any servicing rights thereunder, as if the Depositor had been a party to each such agreement.

         (b) Purchase of Subsequent Mortgage Loans. Throughout the term of this Agreement, by execution of a Transfer Supplement in the form attached hereto as Exhibit B, the Bank will sell to the Depositor and the Depositor shall purchase from the Bank pursuant to this Section 1.01(b), subject to satisfaction of conditions set forth in Section 2.01(b) of the Trust Agreement, the lesser of (calculated by aggregate Principal Balance): (x) all Eligible Mortgage Loans then offered for sale by the Bank and (y) the maximum Principal Balance of such Eligible Mortgage Loans with respect to which the aggregate Transfer Price (as specified in the Transfer Supplement) does not exceed the amount then on deposit in the Principal Subaccount of the Pre-Funding Account. Subject to the conditions set forth in this Section 1.01(b), in consideration of the Depositor's delivery on the related Transfer Date (as specified in the Transfer Supplement) to the Bank or its designee, or upon the order of the Bank, of the Transfer Price for the related Subsequent Mortgage Loans, the Bank shall, on each Transfer Date, sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Bank in and to each Subsequent Mortgage Loan (including all interest and principal received or receivable on or with respect to such Mortgage Loans, but not including interest due and payable on such Mortgage Loans prior to the related Cut-off Date) identified on the Transfer Supplement and delivered by the Bank on such Transfer Date and all items in the related Mortgage File.

         (c) Schedules of Mortgage Loans. The Depositor and the Bank have agreed upon which of the mortgage loans owned by the Bank are to be purchased by the Depositor pursuant to this Agreement and the Bank will prepare on or prior to the Closing Date a final schedule describing such Mortgage Loans (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule will conform to the requirements of the Depositor as set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Trust Agreement. The Mortgage Loan Schedule is attached hereto as Schedule I. In connection with the sale of Subsequent Mortgage Loans to the Depositor, the Bank and the Depositor shall amend the Mortgage Loan Schedule to reflect the addition of Subsequent Mortgage Loans.


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         Section 1.02. Delivery of Documents.

         (a) In connection with such transfer and assignment of the Mortgage Loans hereunder, the Bank shall, at least three (3) Business Days prior to the Closing Date or the applicable Transfer Date, deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the related Transfer Agreements or Servicing Agreements.

         (b) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the related Closing Date, the Bank, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection maintained by the Master Servicer for such purpose have been so deposited.

         Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by Bankers Trust Company of California, N.A., LaSalle Bank, N.A., The Chase Manhattan Bank, formerly known as Chase Bank of Texas, N.A., U.S. Bank Trust National Association and Wells Fargo Bank Minnesota, National Association, as the custodian (each, a "Custodian" and, collectively, the "Custodians") for the Depositor. Each Custodian is required to review, within 45 days following the Closing Date or the applicable Transfer Date, each applicable Mortgage File. If in the course of such review the related Custodian identifies any Material Defect, the Bank shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

         Section 1.04. Representations and Warranties of the Bank.

         (a) The Bank hereby represents and warrants to the Depositor that as of the Closing Date or any Transfer Date that:

                  (i) The Bank is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

                  (ii) the execution and delivery by the Bank of this Agreement have been duly authorized by all necessary action on the part of the Bank; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Bank or its properties or the charter or bylaws of the Bank;

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                  (iii) the execution, delivery and performance by the Bank of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

                  (iv) this Agreement has been duly executed and delivered by the Bank and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Bank enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law and (C) any notice, order, directive or similar action by a federal banking regulatory authority that prohibits or enjoins performance of this Agreement by the Bank; and

                  (v) there are no actions, suits or proceedings pending or, to the knowledge of the Bank, threatened or likely to be asserted against or affecting the Bank, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Bank will be determined adversely to the Bank and will if determined adversely to the Bank materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

         (b) The representations and warranties of each Transferor with respect to the Transferred Mortgage Loans in the related Transfer Agreement were made as of the date of transfer under such Transfer Agreement. To the extent that any fact, condition or event with respect to a Transferred Mortgage Loan constitutes a breach of both (i) a representation or warranty of the Transferor under the related Transfer Agreement and (ii) a representation or warranty of the Bank under this Agreement, the only right or remedy of the Depositor shall be the right to enforce the obligations of the Transferor under any applicable representation or warranty made by it. The Depositor acknowledges and agrees that the representations and warranties of the Bank in this Section 1.04(b) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the Transferor in the related Transfer Agreement. The Bank shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Transferred Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by a Transferor in the related Transfer Agreement, without regard to whether the Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the Transferor fulfills its obligations under the provisions of the related Transfer Agreement by substituting for the affected Transferred Mortgage Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, the Bank shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Transferred Mortgage Loan or (b) within the two year period following the Closing Date or the applicable Transfer Date, with a Qualified Substitute Mortgage Loan for such affected Transferred Mortgage Loan.

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         Subject to the foregoing, the Bank represents and warrants upon delivery of the Transferred Mortgage Loans to the Depositor hereunder and as of any transfer Date, as to each, that:

                  (i) The information set forth with respect to the Transferred Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Transferred Mortgage Loans, and the information with respect to each Transferred Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

                  (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Bank has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

                  (iii) Except in the case of Cooperative Loans, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Transferred Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

                  (iv) Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or recision;

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                  (v) Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Transferred Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Transferred Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

                  (vi) Immediately prior to the transfer and assignment of the Transferred Mortgage Loans to the Depositor, the Bank was the sole owner of record and holder of each Transferred Mortgage Loan, and the Bank had good and marketable title thereto, and has full right to transfer and sell each Transferred Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Transferred Mortgage Loan pursuant to this Agreement;

                  (vii) Each Transferred Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Transferred Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Transferred Mortgage Loan (subject only to the exceptions described in paragraph (v) above). If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Bank, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

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                  (viii) To the best of the Bank's knowledge, no foreclosure action is being threatened or commenced with respect to any Transferred Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Transferred Mortgage Loan or the use for which the premises were intended;

                  (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (x) Each Transferred Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

                  (xi) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Transferred Mortgage Loan have been complied with; and

                  (xii) Each Transferred Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg.ss.1.860G-2.

                  (xiii) The information set forth in the Prepayment Charge
         Schedule included as part of the Mortgage Loan Schedule at Schedule A hereto (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable state law;

                  (xiv) No Mortgage Loan was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

                  (xv) No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies;

                  (xvi) The Servicers for each Mortgage Loan will accurately and fully report its borrower credit files to all three credit repositories in a timely manner; and

                  (xvii) No Mortgage Loan imposes a Prepayment Charge for a term in excess of five years.

         (c) The Bank represents and warrants to the Depositor upon the delivery to the Depositor on the Closing Date or on any Transfer Date of the Originated Mortgage Loans originated or acquired by the Bank and listed on Schedule B hereto, but solely as to each Originated Mortgage Loan listed on Schedule B hereto, that, as of the Closing Date or any Transfer Date:

                  (i) The information set forth with respect to the Originated Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Originated Mortgage Loans, and the information with respect to each Originated Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

                  (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Bank has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

                  (iii) Except in the case of Cooperative Loans, each mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Originated Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement. Lehman Capital or the Bank have not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Lehman Capital or the Bank;

                  (iv) Each Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. Lehman Capital or the Bank have not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Originated Mortgage Loan to be in default, nor has Lehman Capital or the Bank waived any default resulting from any action or inaction by the Mortgagor;

                  (v) Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Originated Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, an Originated Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

                  (vi) Immediately prior to the transfer and assignment of the Originated Mortgage Loans to the Depositor, the Bank was the sole owner of record and holder of each Originated Mortgage Loan, and the Bank had good and marketable title thereto, and has full right to transfer and sell each Originated Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Originated Mortgage Loan pursuant to this Agreement;

                  (vii) Each Originated Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Originated Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Originated Mortgage Loan (subject only to the exceptions described in paragraph (v) above). If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Bank, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

                  (viii) To the best of the Bank's knowledge, no foreclosure action is being threatened or commenced with respect to any Originated Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Originated Mortgage Loan or the use for which the premises were intended;

                  (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (x) Each Originated Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

                  (xi) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Originated Mortgage Loan have been complied with;

                  (xii) Each Originated Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg.ss.1.860G-2;

                  (xiii) The information set forth in the Prepayment Charge
         Schedule included as part of the Mortgage Loan Schedule at Schedule B hereto (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable state law;

                  (xiv) No Mortgage Loan was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

                  (xv) No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies;

                  (xvi) The Servicers for each Mortgage Loan will accurately and fully report its borrower credit files to all three credit repositories in a timely manner; and

                  (xvii) No Mortgage Loan imposes a Prepayment Charge for a term in excess of five years.

                  (xviii) The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Depositor and which has been delivered to the Custodian.

                  (xix) The Mortgaged Property is a fee simple property located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development shall conform with the applicable FNMA and FHLMC requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

                  (xx) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Originated Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Originated Mortgage Loan.

                  (xxi) Each Originated Mortgage Loan has been closed and the proceeds of the Originated Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Originated Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

                  (xxii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Bank nor its predecessors have waived any default, breach, violation or event of acceleration;

                  (xxiii) All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

                  (xxiv) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. Upon default by a Mortgagor on an Originated Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Originated Mortgage Loan will be able to deliver good and merchantable title to the property;

                  (xxv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (v) above;

                  (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxvii) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Originated Mortgage Loan by the Bank under this Agreement as set forth in Section 1.02 hereof have been delivered to the Custodian. The Bank is in possession of a complete, true and accurate Mortgage File in compliance with Section 1.02 hereof, except for such documents the originals of which have been delivered to the Custodian;

                  (xxviii) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (xxix) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Originated Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

                  (xxx) The Originated Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Bank, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Originated Mortgage Loan is not a graduated payment mortgage loan and the Originated Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                  (xxxi) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Originated Mortgage Loan;

                  (xxxii) The origination and collection practices used with respect to the Originated Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and escrow payments, all such payments are in the possession of the Bank and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or escrow payments or other charges or payments due the Bank have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

                  (xxxiii) The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Originated Mortgage Loan application by a qualified appraiser, duly appointed by the Bank, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Originated Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Originated Mortgage Loan was originated;

                  (xxxiv) The Mortgagor has not notified the Bank, and the Bank has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

                  (xxxv) The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which the Bank is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Bank's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation;

                  (xxxvi) The Originated Mortgage Loan does not contain a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan;

                  (xxxvii) No Originated Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or
         (ii) facilitating the trade-in or exchange of a Mortgaged Property;

                  (xxxviii) No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, Primary Mortgage Loan Insurance Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Bank or any designee of the Bank or any corporation in which the Bank or any officer, director, or employee had a financial interest at the time of placement of such insurance;

                  (xxxix) Each original Mortgage was recorded and, except for those Originated Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Depositor) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Bank, or is in the process of being recorded; and

                  (xl) The Bank has not transferred the Originated Mortgage Loans to the Depositor, and the Depositor has not transferred the Originated Mortgage Loans to the Trust Fund, with any intent to hinder, delay or defraud any of its creditors.

         It is understood and agreed that the representations and warranties set forth in Section 1.04(b) and 1.04(c) herein shall survive the Closing Date and any Transfer Date. Upon discovery by either the Bank or the Depositor of a breach of any of the foregoing representations and warranties (excluding a breach of clause (xiii) under Section 1.04(b) or this Section 1.04(c)) that adversely and materially affects the value of the related Mortgage Loan, and, in the case of Mortgage Loans other than the Originated Mortgage Loans, that does not also constitute a breach of a representation or warranty of a Transferor in the related Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, the Bank shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or Transfer Price (as set forth in the related Transfer Supplement) or (c) within the two year period following the Closing Date or any Transfer Date, as applicable, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

         (d) Notwithstanding the second paragraph of Section 1.04(c), in connection with the Seller's representations and warranties made in clause
(xiii) of Section 1.04(b) and 1.04(c), within 90 days of the earlier of discovery by the Bank or receipt of notice from the applicable Servicer or the NIMS Insurer of a breach of any representation and warranty of the Bank made in clause (xiii) of Section 1.04(b) and 1.04(c) above, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Bank shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date or the Transfer Date, as applicable, limits the enforceability of the Prepayment Charge (other than in the circumstances set forth in clause (xiii) of Sections 1.04(b) and 1.04(c)), pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Certificate Account no later than the Deposit Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred, net of any Servicer Prepayment Charge Payment Amount made by the applicable Servicer with respect to the related Mortgage Loan in lieu of collection of such Prepayment Charge.

         Section 1.05. Grant Clause. It is intended that the conveyance of the Bank's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement on the Closing Date or any Transfer Date shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if any such conveyance is deemed to be in respect of a loan, it is intended that: (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Bank hereby grants to the Depositor a first priority security interest in all of the Bank's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

         Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Bank, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                  ARTICLE II.

                            MISCELLANEOUS PROVISIONS

         Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 2.03. Amendment.

         (a) This Agreement may be amended from time to time by the Bank and the Depositor, with the consent of the Trustee and the NIMS Insurer but without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or
(iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder or the NIMS Insurer. Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder or the NIMS Insurer if the Trustee receives the prior written consent of the NIMS Insurer to such amendment and written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates or the NIM Securities (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

         (b) This Agreement may also be amended from time to time by the Bank and the Depositor with the consent of the Trustee, the NIMS Insurer and the Certificateholders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or
(ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Certificateholder" or "Certificateholders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificates Owners.

         (c) (c) It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver, as well as the Trustee and the NIMS Insurer.

         Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

         Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument

         IN WITNESS WHEREOF, the Bank and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.




                                                     LEHMAN BROTHERS BANK, FSB



                                                     By: /s/ Gary Taylor
                                                        ------------------------
                                                        Name:  Gary Taylor
                                                        Title:  Vice President





                                                     STRUCTURED ASSET SECURITIES
                                                          CORPORATION



                                                     By: /s/ Ellen V. Kierman
                                                        ------------------------
                                                        Name:  Ellen V. Kierman
                                                        Title:  Vice President

                                   SCHEDULE A
                       TRANSFERRED MORTGAGE LOAN SCHEDULE

                    (including Prepayment Charge Schedule and
                           Prepayment Charge Summary)

                                   SCHEDULE B


                        ORIGINATED MORTGAGE LOAN SCHEDULE

                    (including Prepayment Charge Schedule and
                           Prepayment Charge Summary)

                                    EXHIBIT A


                              CERTAIN DEFINED TERMS


"Prepayment Charge": With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during a Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).


"Prepayment Charge Schedule": As of any date, the list of Prepayment Charges on the Mortgage Loans included in the Trust Fund on such date, included as part of the Mortgage Loan Schedule at Exhibit A (including the Prepayment Charge Summary attached thereto). The Prepayment Charge Schedule shall be prepared by the Bank and shall set forth the following information with respect to each Prepayment
Charge:


                  1.       the Mortgage Loan identifying number;

                  2.       a code indicating the type of Prepayment Charge;

                  3.       the state of origination of the related Mortgage
                           Loan;

                  4. the date on which the first Scheduled Payment was due on the related Mortgage Loan;

                  5.       the term of the related Prepayment Charge; and

                  6. the Scheduled Principal Balance of the Mortgage Loan as of the Cut-off Date.

Such Prepayment Charge Schedule shall be amended from time to time by the Bank and a copy of such amended Prepayment Charge Schedule shall be furnished by the Bank to the NIMS Insurer.

"Servicer Prepayment Charge Payment Amount": The amount payable by a Servicer in respect of any impermissible waiver by the Servicer of a Prepayment Charge pursuant to the related Servicing Agreement.


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                                    EXHIBIT B


                           FORM OF TRANSFER SUPPLEMENT



Supplement No:  _________                                    Dated:  ___________

This TRANSFER SUPPLEMENT is made as of the date first above written by Lehman Brothers Bank FSB (the "Bank") and Structured Asset Securities Corporation (the "Depositor").

                              W I T N E S S E T H:

WHEREAS, the parties have previously executed and delivered that certain Mortgage Loan Sale and Assignment Agreement (the "Mortgage Loan Sale Agreement"), dated as of October 1, 2001, among the Bank and the Depositor;

WHEREAS, the Bank desires to sell, and the Depositor desires to purchase the Subsequent Mortgage Loans identified on Schedule 1 attached hereto;

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1.       Schedule of Subsequent Mortgage Loans. Attached hereto as
                  Schedule I is the Schedule of Subsequent Mortgage Loans (the "Schedule") conveyed to the Trust pursuant to Section 3 of this Transfer Supplement.

         2. Definitions Relating to Subsequent Mortgage Loans. The following terms as used in the Mortgage Loan Sale Agreement shall have the following meanings with respect to the Subsequent Mortgage Loans identified on the Schedule.

                  Cut-off Date:  __________________.

                  Transfer Date:  _____________________.

                  Transfer Price:  $____________________.

         3. Conveyance of Subsequent Mortgage Loans. The Bank does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (except to the extent specified in the Mortgage Loan Sale Agreement), all right, title and interest of the Bank, in and to each of the Subsequent Mortgage Loans identified on the Schedule and all items in the related Mortgage File.

Concurrently with the execution and delivery of this Transfer Supplement, the Bank hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement and each Servicing Agreement listed on Schedule II attached hereto, except any servicing rights thereunder, any delegates to the Depositor all of its obligations thereunder, to the extent relating to the Subsequent Mortgage Loans.

         4. Transfer Price. The Depositor hereby pays to the Bank the Transfer Price in return for the Subsequent Mortgage Loans identified on Schedule I attached hereto.

         5. Incorporation by Reference; Ratification of Mortgage Loan Sale Agreement. As supplemented by this Transfer Supplement, the Mortgage Loan Sale Agreement is incorporated herein by this reference and is in all respects ratified and confirmed and the Agreement as so supplemented by this Transfer Supplement shall be read, taken and construed as one and the same instrument.

         6. Representations and Warranties. All representations and warranties of the Bank and the Depositor set forth in the Mortgage Loan Sale Agreement are true and correct as of the date hereof and as of the Transfer Date.

         7. Counterparts. This Transfer Supplement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute the same instrument.

         8. Governing Law. THIS TRANSFER SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be duly executed by their respective officers as of the day and year first above written.



                                        LEHMAN BROTHERS BANK FSB,
                                        as Seller

                                        By:
                                            --------------------------------
                                        Name:
                                        Title:



                                        STRUCTURED ASSET SECURITIES CORPORATION, as Depositor

                                        By:
                                            --------------------------------
                                        Name:
                                        Title:

                                  SCHEDULE I TO
                               TRANSFER SUPPLEMENT